VANGUARD
ADMIRAL FUNDS


Semiannual Report - July 31, 1998


[PHOTO]


[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

           We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

           But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

           They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                                     [PHOTO]
John C.  Bogle                              John J. Brennan
Senior Chairman                             Chairman & CEO


CONTENTS

A MESSAGE TO OUR SHAREHOLDERS...............    1

THE MARKETS IN PERSPECTIVE .................    5

REPORTS FROM THE ADVISERS ..................    7

PERFORMANCE SUMMARIES ......................    9

PORTFOLIO PROFILES .........................   11

FINANCIAL STATEMENTS .......................   16

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

           Interest rates held relatively steady during the first half of Vanguard Admiral Funds' fiscal year, an environment in which the return of each of our four U.S. Treasury portfolios was essentially equal to its rate of interest income. During the six months ended July 31, 1998, total returns ranged from +2.4% for our Short-Term and Intermediate-Term Portfolios to +3.5% for our Long-Term Portfolio. Each portfolio's return topped that of its average mutual fund peer and was in line with the segment of the Treasury bond market that it represents.

           The adjacent table presents the six-month total return (capital change plus reinvested dividends) for each portfolio compared with that of its average mutual fund competitor and an unmanaged bond market index.

-------------------------------------------------------------------------------
                                               TOTAL RETURNS            SEC
                                             SIX MONTHS ENDED       ANNUALIZED
                                               JULY 31, 1998          YIELD*
-------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
   PORTFOLIO                                        +2.6%              5.14%
Average Treasury Money
   Market Fund                                      +2.4
Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                         +2.6
-------------------------------------------------------------------------------
SHORT-TERM U.S. TREASURY PORTFOLIO                  +2.4%              5.51%
Average Short-Term Treasury Fund                    +2.2
Lehman Brothers 1-5 Year
   U.S. Treasury Bond Index                         +2.4
-------------------------------------------------------------------------------
INTERMEDIATE-TERM
   U.S. TREASURY PORTFOLIO                          +2.4%              5.57%
Average Intermediate-Term
   Treasury Fund                                    +2.0
Lehman Brothers 5-10 Year
   U.S. Treasury Bond Index                         +2.5
-------------------------------------------------------------------------------
LONG-TERM U.S. TREASURY PORTFOLIO                   +3.5%              5.71%
Average Long-Term Treasury Fund                     +2.5
Lehman Brothers Long
   U.S. Treasury Bond Index                         +3.7
-------------------------------------------------------------------------------

*Seven-day yield for the Money Market Portfolio; 30-day yield for other portfolios.

           Details on each portfolio, including per-share net asset values, income dividends, and any capital gains distributions, are presented in the table that follows this letter. The portfolios' annualized yields on July 31 ranged from 5.14% for our Money Market Portfolio to 5.71% for our Long-Term Portfolio--a remarkably narrow spread.

           It's important to note that semiannual returns for bond funds account for only half of the year's interest income, whereas price changes occur immediately in response to changes in interest rates. Over the long run, however, interest income accounts for virtually all of the total return of a bond fund. For this reason, we think it's useful to show results reflecting a full year's interest income. The table on page 2 presents each portfolio's return for the past twelve months, divided into its income and capital components. It illustrates the impact of the fall in interest rates over the past twelve months, especially on the Long-Term Portfolio. Interest rate changes, to be sure, can either add to, or subtract from, the income return.

THE PERIOD IN REVIEW

For most of the six months ended July 31, 1998, optimism prevailed in U.S. financial markets. The domestic economy grew at a robust rate, yet inflation and interest rates remained stable at relatively low levels, making the United States seem somewhat insulated from severe economic problems in Asia, Russia, and several emerging markets. Interest rates and inflation were held down by lower commodity prices and by the dollar's steep rise against a number of currencies, which reduced costs of imported goods. This turmoil drove capital to the "safe haven" of dollar-denominated assets, helping keep U.S. interest rates low. The yield on the benchmark 30-year U.S. Treasury bond ranged from 5.57% to 6.07% during the half-year, and ended the period at 5.71%, 9 basis points below the 5.80% yield that prevailed on January 31. Similarly, the yield on 3-month Treasury bills declined from 5.18% on January 31 to 5.07% on July 31. The yield on 3-year Treasuries, however, rose 13 basis points to 5.46% at the end of the six months.

-------------------------------------------------------------------------
                                         COMPONENTS OF TOTAL RETURNS
                                             TWELVE MONTHS ENDED
                                                JULY 31, 1998
                                    -------------------------------------
                                    INCOME         CAPITAL          TOTAL
U.S. TREASURY PORTFOLIO             RETURN         RETURN          RETURN
-------------------------------------------------------------------------
Money Market                        +5.3%            0.0%          + 5.3%
Short-Term                          +5.8            +0.3           + 6.1
Intermediate-Term                   +6.4            +1.6           + 8.0
Long-Term                           +6.6            +5.3           +11.9
-------------------------------------------------------------------------

           Though it may have seemed a ho-hum half-year in the bond market, it was a mercurial six months for stocks. The Standard & Poor's 500 Composite Stock Price Index rose sharply, returning +15.2% during the six months. However, as the period progressed, an ever-narrower segment of giant blue chips was carrying the load. The Wilshire 4500 Index, which represents the U.S. stock market beyond the S&P 500 Index, earned +4.7% and the Russell 2000 Index of small stocks had a negative return of -2.0%.

           As noted earlier, the total returns for the four portfolios of Vanguard Admiral Funds consisted primarily of their interest earnings during the six months. The return of our Long-Term Portfolio received a wee boost from the slight decline in interest rates during the half-year. Our Short-Term and Intermediate-Term Portfolios saw their total returns slightly diminished by tiny negative capital returns, reflecting the minor uptick in interest rates in those segments of the bond market. Our Money Market Portfolio maintained its share price of $1, as is expected but not guaranteed. For more information on the portfolios' capital and income returns, see the Performance Summaries beginning on page 9.

           On a relative basis, it was a very good six months for Vanguard Admiral Funds. Each portfolio's return outpaced that of its average peer--by a full percentage point in the case of our Long-Term Portfolio. Generally, we have held portfolios with maturities that are slightly longer than those of our peers, which aids us when interest rates are stable or falling, as in the latest half-year, just as it works to our detriment when rates are rising. The close tracking of our respective unmanaged indexes is notable, given that our portfolios incur operating expenses and transaction costs (at an extremely low level) that the indexes do not.

IN SUMMARY

Bond returns fell short of stock returns during the past six months, just as they have for the better part of the past decade. But bonds have played important roles in balanced portfolios--and will continue to do so--by providing regular interest income and by cushioning the volatility of the stock market. For this reason we urge you to maintain a diversified portfolio that is suited to your objectives, time horizon, and tolerance for risk.


/s/ JOHN C. BOGLE                           /s/ JOHN J. BRENNAN

John C. Bogle                               John J. Brennan
Senior Chairman                             Chairman and
                                            Chief Executive Officer


August 18, 1998

PORTFOLIO STATISTICS

-----------------------------------------------------------------------------------------------------------------------------
                                   NET ASSET VALUE
                                      PER SHARE                        SIX MONTHS                         TWELVE MONTHS
                               ------------------------         -------------------------        ----------------------------
                               JAN. 31,        JUL. 31,          INCOME           CAPITAL         INCOME              CAPITAL
U.S. TREASURY PORTFOLIO          1998            1998           DIVIDENDS         GAINS*         DIVIDENDS            GAINS*
-----------------------------------------------------------------------------------------------------------------------------
Money Market                   $  1.00         $  1.00           $0.026              --           $0.052                  --
Short-Term                       10.15           10.11            0.278          $0.006            0.575              $0.006
Intermediate-Term                10.60           10.54            0.314              --            0.637                  --
Long-Term                        11.12           11.17            0.330           0.006            0.664               0.006
-----------------------------------------------------------------------------------------------------------------------------

*Includes long-term and short-term capital gains distributions.

Notice to Shareholders

At a special meeting on May 29, 1998, shareholders of Vanguard Admiral Funds overwhelmingly approved three proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. This change will reduce the amount of state taxes the funds pay annually by approximately $465,000 at current asset levels. Approved as follows:

----------------------------------------------------------------------------------------------
U.S. TREASURY PORTFOLIO         FOR                AGAINST            ABSTAIN      APPROVED BY
----------------------------------------------------------------------------------------------
Money Market               2,563,972,793         35,782,532        84,131,743         95.53%
----------------------------------------------------------------------------------------------
Short-Term                    45,689,241            255,625           458,233         98.46%
----------------------------------------------------------------------------------------------
Intermediate-Term             50,441,433            292,263           514,154         98.43%
----------------------------------------------------------------------------------------------
Long-Term                     19,017,888            273,460           286,252         97.14%
----------------------------------------------------------------------------------------------

2A. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits Vanguard Admiral Funds to participate in Vanguard's interfund lending program, which allows funds to lend money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of the funds' investment program; it is a contingency arrangement for managing unusual cash flows. Approved as follows:

--------------------------------------------------------------------------------------------------
U.S. TREASURY PORTFOLIO            FOR               AGAINST           ABSTAIN         APPROVED BY
--------------------------------------------------------------------------------------------------
Money Market                  2,420,356,717        156,762,972       106,767,379         90.18%
--------------------------------------------------------------------------------------------------
Short-Term                       44,594,766            832,593           975,739         96.10%
--------------------------------------------------------------------------------------------------
Intermediate-Term                48,971,472          1,385,674           890,703         95.56%
--------------------------------------------------------------------------------------------------
Long-Term                        18,421,839            822,574           333,188         94.10%
--------------------------------------------------------------------------------------------------

2B. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and the amount of assets that can be pledged to secure any loans. Approved as follows:

----------------------------------------------------------------------------------------------
U.S. TREASURY PORTFOLIO             FOR            AGAINST          ABSTAIN        APPROVED BY
----------------------------------------------------------------------------------------------
Money Market                  2,400,571,005      192,277,391      91,038,672         89.44%
----------------------------------------------------------------------------------------------
Short-Term                       43,700,275        1,994,666         708,157         94.18%
----------------------------------------------------------------------------------------------
Intermediate-Term                48,595,224        1,732,263         920,363         94.82%
----------------------------------------------------------------------------------------------
Long-Term                        18,230,759          984,287         362,554         93.12%
----------------------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
Six Months Ended July 31, 1998

The U.S. financial markets turned in a generally solid performance during the six months ended July 31, 1998. Interest rates held fairly steady, so bond prices were little changed. The stock market advanced, with large-capitalization stocks gaining the most.

           The economy's rapid expansion early in 1998--when it grew at a 5.5% pace--cooled down a bit in the spring and early summer. Even so, the nation was producing 3.5% more goods and services during the April-June quarter of 1998 than during the same period a year earlier. Americans kept the economy humming by continuing to spend, or as economists say, consume. Consumption spending was 5.2% higher in the April-June quarter than a year before, and the savings rate plunged to a microscopic 0.2% in June, meaning that consumers in aggregate spent an incredible 99.8% of after-tax, or disposable, income. Their ebullience was not without foundation--unemployment hovered around 4.5% during the period; wages were rising (personal income in June was 5% higher than in June 1997); and inflation was tame (consumer prices in July were up only 1.7% from a year before).

           Consumers gave the economy more than enough momentum to offset the drag caused by Asia's economic problems, which have been unexpectedly severe and long-lasting. Asia's weakened currencies and shrinking economies have reduced U.S. exports and cut the cost of Asian imports, sending the U.S. trade deficit to record levels. However, the "Asian contagion" also has lessened the inflationary pressures in the U.S. economy.

-------------------------------------------------------------------------------------
                                                           TOTAL RETURNS
                                                    PERIODS ENDED JULY 31, 1998
                                             ----------------------------------------
                                             6 MONTHS         1 YEAR         5 YEARS*
-------------------------------------------------------------------------------------
EQUITY
    S&P 500 Index                               15.2%          19.3%            22.9%
    Russell 2000 Index                          -2.0            2.3             13.8
    MSCI EAFE Index                             12.1            5.8              9.8
-------------------------------------------------------------------------------------
FIXED-INCOME
    Lehman Aggregate Bond Index                  2.8%           7.9%             6.8%
    Lehman 10-Year Municipal Bond Index          1.6            5.7              6.6
    Salomon Smith Barney 3-Month
       U.S. Treasury Bill Index                  2.6            5.2              5.0
-------------------------------------------------------------------------------------
OTHER
    Consumer Price Index                         1.0%           1.7%             2.5%
-------------------------------------------------------------------------------------

*Annualized.

U.S. EQUITY MARKETS

Favorable economic conditions led to a continued rise in U.S. stock prices. Although market averages set records, the advance was not uniform. Large-cap growth stocks led the way, while small-cap stocks trailed well behind. However, sentiment seemed to change abruptly in mid-July, and stock prices tumbled during the final two weeks of the half-year. Problems that investors had shrugged off earlier in the year--such as Asia's crises and a slowing in the growth of corporate earnings--were now accorded greater weight. On balance, the large-cap-dominated S&P 500 Index earned 15.2% during the six months, far above the 4.7% return of the rest of the market (as measured by the Wilshire 4500 Index) and a remarkable 17.2 percentage points above the return of the small-cap Russell 2000 Index, which declined 2.0%. There also was a wide disparity within the S&P 500, as its growth-stock component rose 19.0%, well above the 11.1% return on its value stocks.

           The rise in large-cap stock prices occurred despite lackluster growth in corporate earnings--less than 5% for the stocks in the S&P 500. July was the 11th consecutive month in which securities analysts lowered their forecasts for corporate earnings in 1998, according to I/B/E/S International, a financial research group. It takes optimism for investors to reconcile sluggish earnings growth with record price/earnings ratios on stocks, and some of that optimism seemed to evaporate during late July.

           Technology was the market's best-performing sector during the period, with a 28% return. Other sector leaders included auto and transportation (up 24%), consumer discretionary (up 21%), and financial services (up 19%). Among the laggards were companies hurt by falling commodity prices, such as oil-services and oil-drilling firms and makers of paper, chemicals, and steel. Prices also declined for companies seen as vulnerable to the stronger dollar, including manufacturers of aircraft and construction equipment.

U.S. FIXED-INCOME MARKETS

Interest rates fluctuated within a band of roughly half a percentage point during the six months, ending the period little changed. The 2.8% total return of the Lehman Aggregate Bond Index during the half-year brought its return for the 12 months ended July 31 to 7.9%, a generous 6.2% return above inflation. The yield on 30-year U.S. Treasury bonds declined by 9 basis points (0.09 percentage point) to 5.71% during the six months. Yields were slightly higher (13 basis points) on 3-year Treasury notes, while the yield on 3-month Treasury bills declined on balance by 11 basis points to 5.07%. Mild inflation kept the bond market stable despite the economy's strong growth.

           Yields rose a bit on corporate bonds and mortgage-backed securities, which therefore had slight price declines and underperformed Treasury bonds. Treasuries benefited to some degree from a "flight to quality" among some investors, whereas corporate bond prices were weighed down by a large supply of newly issued bonds. Mortgage-backed securities lagged Treasuries largely because of expectations that many homeowners would pay off old, higher-coupon mortgage loans and refinance with new, lower-rate loans.

INTERNATIONAL EQUITY MARKETS

Europe's bull market in stocks galloped upward, while stocks in Asia and most emerging markets registered significant declines in U.S. dollar terms. Overall, international markets gained 12.1% in U.S. dollars, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index.

           Europe's bourses, which as a group rose 22.3% in local currencies, rose 23.9% in U.S. dollars, thanks to a slight strengthening of most European currencies against the dollar. Stocks benefited from optimism about economic growth throughout the continent and the impending adoption by 11 countries of the euro as a single European currency. Markets were also buoyed by signs of a new corporate emphasis on increasing shareholder value.

           The mood in most Asian and emerging stock markets was decidedly downbeat as Japan--which had been counted on as the engine to propel the region's weakened economies--itself fell into recession. Japanese stocks--which rose slightly in yen but fell 11.7% in U.S.-dollar terms--were actually Asia's bright spot during the period. Declines were worse in Singapore (-16.7%), Hong Kong (-20.6%), and Malaysia (-29.6%), and the Pacific markets as a group were down -12.4%. Stock prices also tumbled for oil producers Mexico (-10.7%) and Venezuela (-38.5%). Despite gains in some eastern European countries, emerging markets on balance declined 7.5% during the half-year.

REPORT FROM THE ADVISER

The half-year ended July 31, 1998, was a period of relatively mind-numbing tranquillity in the bond markets. Yields were little changed point-to-point, and equally placid from month-to-month-to-month. In short, it was a yawner. The four portfolios of Vanguard Admiral Funds generally produced total returns consistent with six months' income, with very minor hiccups in principal value for the Short-Term, Intermediate-Term, and Long-Term U.S. Treasury Portfolios. For long-term investors, this is precisely what the doctor ordered: steady, positive, attractive nominal and real rates of interest acting as a welcome counterbalance to the adrenaline-pumping gyrations of the stock market.

           At present, we are witnessing an unusual confluence of opposing forces so evenly balanced that they appear to foster stability in the bond markets. Principal among these are two: the economic crisis in Asia and the exuberant confidence of Americans.

           The Asian crisis has spread and began, with the April-June quarter, to noticeably affect manufacturing in the United States. The weakening of the economies of Japan, South Korea, Hong Kong, Thailand, Indonesia, Malaysia, and the other countries along the Pacific Rim created turmoil in their currency and stock markets, and is now producing secondary effects on their trade with each other and with this country. The U.S. dollar has appreciated dramatically against most Asian currencies, thereby making American-made goods much more expensive there while making Asian products cheaper here. The weakening of Asian economies also reduces demand within the region, further shrinking the market for U.S.-made goods and services. Economists estimate that the resulting increase in the U.S. trade deficit reduced the annual growth rate of U.S. gross domestic product by about 2 percentage points during the first half of 1998. As all these interrelated forces play out, the bottom line for bondholders is bullish. Asian economic weakness beneficially influences our domestic inflation, widens our trade gap, and, in so doing, takes some steam out of the quite robust U.S. economy.

           Although the drag caused by Asia is strong, for now it seems to be counterbalanced by equally strong and resilient demand in the United States. Economic conditions here remain about as good as they can get. The nation enjoys full employment and jobs are being created at a rapid pace, indeed far beyond the demographic capacity of the population to fill them. Consumer confidence is at or near all-time highs, and the stock market's historic boom creates a "wealth effect." Rising stock prices make people feel wealthier and they spend more, thereby boosting corporate profits and incomes. Paradoxically, the United States has been in danger of too much of a good thing, at least from the perspective of bondholders. The ebullient state of the domestic economy has put upward pressure on labor costs and threatened to exacerbate the benign inflation we've been enjoying for so long. Even taking into account the effects from Asia, our economy has expanded at a very healthy 3.5% annual rate so far in 1998.

        The weakness from abroad has aided the bondholder by keeping our own economy from overheating and keeping the Federal Reserve from tightening monetary policy and raising interest rates. Whether this dynamic equilibrium can remain in place for long is open to conjecture. Even Federal Reserve Chairman Alan Greenspan has conceded that the outlook today is as problematic as any he's encountered in his 40 years of economic forecasting. The fact is that no one is endowed with the prescience to say with certainty what will happen over the next six to twelve months. It's entirely possible that the pushes and pulls will neutralize each other for a while longer, maybe even months; however this situation is unlikely to continue indefinitely. Sooner or later, one force will outweigh the others, creating disequilibrium (perhaps akin to what's occurring in the stock market as we write this letter) as one force gains and sustains its ascendancy. If so, we can expect more volatility than we've seen recently.

           Regardless, volatility, rather than tranquillity, is the more typical state of affairs in the bond market. Shareholders with long-term horizons can and do marvel at the market's ups and downs, yet they are able to face an uncertain future with confidence that over the long haul the month-to-month noise tends to fade away, leaving reasonable and realistic rates of return. For bond investors with long horizons, the best predictor of future returns is a portfolio's starting yield (money market returns are less predictable because they track movements in short-term interest rates).

           In this regard, another unusual market condition prevails--the so-called "flat" yield curve. The U.S. Treasury issues bills, notes, and bonds in maturities that range from a few months to 30 years. If these securities' yields are arrayed in ascending order of their term to maturity, the result is referred to as a yield curve. Typically, the yield curve slopes upward, with 3-month T-bills yielding the least and yields increasing along with terms to maturity. A normal yield curve might have a spread of 2% to 3% between short-term and long-term interest rates.

           Not today. In the current market, the yield differential between short- and long-term securities has effectively disappeared. As we write, a 1-year T-bill carries a yield of 5.3%, barely distinguishable from the 5.6% available on a 30-year Treasury bond. This condition, like the recent bond market stability, is unlikely to prevail for long.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John W. Hollyer, Principal
David R. Glocke, Principal
Vanguard Fixed Income Group

August 7, 1998

INVESTMENT PHILOSOPHY

The funds reflect a belief that investors who want the unparalleled credit quality of U.S. Treasury securities should be able to select portfolios with maturities appropriate to their needs.

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note that annual returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable value of $1 per share.

U.S. TREASURY MONEY MARKET PORTFOLIO
TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JULY 31, 1998
--------------------------------------------------------------------
                           U.S. TREASURY                     AVERAGE
                       MONEY MARKET PORTFOLIO                 FUND*
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
--------------------------------------------------------------------
1993              0.0%          0.4%           0.4%           0.4%
1994              0.0           3.0            3.0            2.6
1995              0.0           4.2            4.2            3.8
1996              0.0           5.7            5.7            5.3
1997              0.0           5.2            5.2            4.7
1998              0.0           5.3            5.3            4.8
1999**            0.0           2.6            2.6            2.4
--------------------------------------------------------------------

 *Average Treasury Money Market Fund.

**Six months ended July 31, 1998.

See Financial Highlights table on page 26 for dividend information for the past five years.

SHORT-TERM U.S. TREASURY PORTFOLIO
TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JULY 31, 1998
--------------------------------------------------------------------
                 SHORT-TERM U.S. TREASURY PORTFOLIO          LEHMAN*
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
--------------------------------------------------------------------
1993              1.7%          0.7%           2.4%           2.3%
1994              1.0           4.5            5.5            6.1
1995             -4.6           5.2            0.6           -0.1
1996              4.7           6.7           11.4           12.0
1997             -1.9           6.0            4.1            4.1
1998              1.1           6.1            7.2            7.9
1999**           -0.3           2.7            2.4            2.4
--------------------------------------------------------------------

 *Lehman 1-5 Year U.S. Treasury Index.

**Six months ended July 31, 1998.

See Financial Highlights table on page 27 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1998*
---------------------------------------------------------------------------------------------------------------------------------
                                             INCEPTION                                                  SINCE INCEPTION
                                                                                            -------------------------------------
                                               DATE          1 YEAR        5 YEARS          CAPITAL         INCOME          TOTAL
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Portfolio        12/14/1992        5.33%          4.87%            0.00%          4.68%          4.68%
Short-Term U.S. Treasury Portfolio          12/14/1992        6.90           5.53             0.27           5.66           5.93
---------------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note, too, that both share price and return can fluctuate widely, so an investment in the portfolios could lose money.

INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO
TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JULY 31, 1998
--------------------------------------------------------------------
                         INTERMEDIATE-TERM
                       U.S. TREASURY PORTFOLIO               LEHMAN*
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
--------------------------------------------------------------------
1993              2.9%          0.9%           3.8%            3.8%
1994              4.1           5.8            9.9            10.6
1995             -9.4           5.7           -3.7            -4.5
1996             11.7           7.5           19.2            19.6
1997             -5.0           6.3            1.3             1.3
1998              4.2           6.8           11.0            11.7
1999**           -0.6           3.0            2.4             2.5
--------------------------------------------------------------------

 *Lehman 5-10 Year U.S. Treasury Index.

**Six months ended July 31, 1998.

See Financial Highlights table on page 28 for dividend and capital gains information for the past five years.

LONG-TERM U.S. TREASURY PORTFOLIO
TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JULY 31, 1998
--------------------------------------------------------------------
                  LONG-TERM U.S. TREASURY PORTFOLIO          LEHMAN*
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
--------------------------------------------------------------------
1993              3.0%          1.0%           4.0%            3.8%
1994              8.6           7.3           15.9            16.7
1995            -12.9           6.3           -6.6            -7.5
1996             18.6           8.1           26.7            27.4
1997             -8.1           6.4           -1.7            -1.6
1998              9.8           7.3           17.1            18.3
1999**            0.5           3.0            3.5             3.7
--------------------------------------------------------------------

 *Lehman Long U.S. Treasury Index.

**Six months ended July 31, 1998.

See Financial Highlights table on page 29 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1998*
------------------------------------------------------------------------------------------------------------------------------
                                                 INCEPTION                                           SINCE INCEPTION
                                                                                           -----------------------------------
                                                   DATE         1 YEAR       5 YEARS       CAPITAL        INCOME         TOTAL
------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term U.S. Treasury Portfolio       12/14/1992      10.90%        6.49%         1.24%          6.40%         7.64%
Long-Term U.S. Treasury Portfolio               12/14/1992      18.55         8.56          3.07           7.06         10.13
------------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE
U.S. Treasury Money Market Portfolio

This Profile provides a snapshot of the portfolio's characteristics as of July 31, 1998. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
------------------------------------------
Yield                                 5.1%
Average Maturity                   73 days
Average Quality              U.S. Treasury
Expense Ratio                       0.15%*

*Annualized.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
U.S. Treasury                            100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by 1 percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. An indicator of the risk of default or other credit problems on securities held by a portfolio.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE
Short-Term U.S. Treasury Portfolio

This Profile provides a snapshot of the portfolio's characteristics as of July 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
------------------------------------
Number of Issues                  29
Yield                           5.5%
Yield to Maturity               5.6%
Average Coupon                  6.2%
Average Maturity           2.7 years
Average Quality        U.S. Treasury
Average Duration           2.2 years
Expense Ratio                 0.15%*
Cash Reserves                   2.2%

*Annualized.

INVESTMENT FOCUS
-----------------
[GRAPH]

VOLATILITY MEASURES
--------------------------------------------------
                     SHORT-TERM             LEHMAN
                  U.S. TREASURY             INDEX*
--------------------------------------------------
R-Squared                  0.91               1.00
Beta                       0.44               1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
U.S. Treasury                            100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                         2.0%
1-3 Years                           46.7
3-5 Years                           39.6
Over 5 Years                        11.7
-----------------------------------------
Total                    100.0%

PORTFOLIO PROFILE
Intermediate-Term U.S. Treasury Portfolio

This Profile provides a snapshot of the portfolio's characteristics as of July 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
--------------------------------------------
Number of Issues                          24
Yield                                   5.6%
Yield to Maturity                       5.7%
Average Coupon                          7.5%
Average Maturity                   6.8 years
Average Quality                U.S. Treasury
Average Duration                   5.5 years
Expense Ratio                         0.15%*
Cash Reserves                           8.6%

*Annualized.

INVESTMENT FOCUS
-----------------
[GRAPH]

VOLATILITY MEASURES
------------------------------------------------------
                  INTERMEDIATE-TERM             LEHMAN
                      U.S. TREASURY             INDEX*
------------------------------------------------------
R-Squared                      0.98               1.00
Beta                           1.22               1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
U.S. Treasury                            100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                         7.2%
1-5 Years                            5.5
5-10 Years                          82.6
10-20 Years                          4.7
20-30 Years                          0.0
Over 30 Years                        0.0
-----------------------------------------
Total                              100.0%

PORTFOLIO PROFILE
Long-Term U.S. Treasury Portfolio

This Profile provides a snapshot of the portfolio's characteristics as of July 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
--------------------------------------
Number of Issues                    15
Yield                             5.7%
Yield to Maturity                 5.8%
Average Coupon                    8.0%
Average Maturity            20.7 years
Average Quality          U.S. Treasury
Average Duration            10.4 years
Expense Ratio                   0.15%*
Cash Reserves                     5.4%

*Annualized.

INVESTMENT FOCUS
-----------------
[GRAPH]

VOLATILITY MEASURES
                       LONG-TERM             LEHMAN
                   U.S. TREASURY             INDEX*
---------------------------------------------------
R-Squared                   0.96               1.00
Beta                        2.14               1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
U.S. Treasury                            100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
------------------------------------------
Under 1 Year                          3.1%
1-5 Years                             0.0
5-10 Years                            6.1
10-20 Years                          22.8
20-30 Years                          68.0
Over 30 Years                         0.0
------------------------------------------
Total                               100.0%

FINANCIAL STATEMENTS
July 31, 1998 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each portfolio's holdings of U.S. Treasury issues and other U.S. government-guaranteed securities, including each security's market value on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

           At the end of the Statement of Net Assets of each portfolio, you will find a table displaying the composition of the portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------------------------------------
                                                                                              FACE         MARKET
                                                                  MATURITY                  AMOUNT         VALUE*
U.S. TREASURY MONEY MARKET PORTFOLIO               YIELD**            DATE                   (000)          (000)
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (98.0%)
-----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bill                                  4.869%       8/20/1998               $   3,590     $    3,581
U.S. Treasury Bill                                  4.996%      10/29/1998                  15,445         15,257
U.S. Treasury Bill                                  5.168%      10/15/1998                   1,798          1,779
U.S. Treasury Bill                                  5.205%      12/24/1998                   1,895          1,856
U.S. Treasury Bill                                  5.218%       11/5/1998                   3,405          3,359
U.S. Treasury Bill                                  5.512%      12/10/1998                  55,000         53,968
U.S. Treasury Note                                   4.75%       8/31/1998                  55,000         54,969
U.S. Treasury Note                                   4.75%       9/30/1998                 283,980        283,683
U.S. Treasury Note                                   4.75%      10/31/1998                  37,263         37,194
U.S. Treasury Note                                  5.125%      11/30/1998                  50,000         49,973
U.S. Treasury Note                                   5.50%      11/15/1998                 645,000        645,109
U.S. Treasury Note                                  5.625%      11/30/1998                  65,000         65,030
U.S. Treasury Note                                  5.875%       8/15/1998                 683,522        683,642
U.S. Treasury Note                                  5.875%      10/31/1998                 758,815        759,490
U.S. Treasury Note                                  5.875%       1/31/1999                  95,000         95,145
U.S. Treasury Note                                  5.875%       2/28/1999                 205,000        205,510
U.S. Treasury Note                                   6.00%       9/30/1998                 400,000        400,410
U.S. Treasury Note                                  6.125%       8/31/1998                  85,000         85,050
U.S. Treasury Note                                  6.375%       4/30/1999                 100,000        100,689
U.S. Treasury Note                                   6.50%       4/30/1999                  50,000         50,375
U.S. Treasury Note                                  7.125%      10/15/1998                  91,698         92,005
U.S. Treasury Note                                   9.25%       8/15/1998                 483,009        483,715
-----------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $4,171,789)                                                                                    4,171,789
-----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
                                                                                                    VALUE*
                                                                                                     (000)
----------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.0%)
----------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                            $  98,375
Liabilities                                                                                       (12,358)
                                                                                                ----------
                                                                                                   86,017
----------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------
Applicable to 4,257,444,210 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                   $4,257,806
==========================================================================================================

NET ASSET VALUE PER SHARE                                                                           $1.00
==========================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

----------------------------------------------------------------------------------------------------------
AT JULY 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------
                                                                                     AMOUNT            PER
                                                                                      (000)          SHARE
----------------------------------------------------------------------------------------------------------
Paid in Capital                                                                  $4,257,444          $1.00
Undistributed Net Investment Income                                                      --             --
Accumulated Net Realized Gains                                                          362             --
Unrealized Appreciation                                                                  --             --
----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                       $4,257,806          $1.00
==========================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                 MATURITY                  AMOUNT         VALUE*
SHORT-TERM U.S. TREASURY PORTFOLIO                                 COUPON            DATE                   (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES (97.8%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Inflation-Indexed Note                               3.375%       1/15/2007                $ 27,742       $ 26,832
U.S. Treasury Note                                                  4.75%       8/31/1998                   1,500          1,499
U.S. Treasury Note                                                 5.625%      10/31/1999                  95,000         95,114
U.S. Treasury Note                                                  5.75%      10/21/2002                  47,500         47,813
U.S. Treasury Note                                                  5.75%       8/15/2003                  77,000         77,687
U.S. Treasury Note                                                 5.875%       8/31/1999                 102,715        103,110
U.S. Treasury Note                                                 5.875%      11/30/2001                  25,000         25,247
U.S. Treasury Note                                                 6.125%      12/31/2001                  36,600         37,237
U.S. Treasury Note                                                  6.50%       8/31/2001                  45,200         46,419
U.S. Treasury Note                                                  6.50%       5/31/2002                  10,000         10,319
U.S. Treasury Note                                                 6.625%       7/31/2001                 111,000        114,344
U.S. Treasury Note                                                 6.625%       4/30/2002                  14,000         14,486
U.S. Treasury Note                                                 6.875%       8/31/1999                 122,600        124,336
U.S. Treasury Note                                                  7.50%      11/15/2001                  36,000         38,078
U.S. Treasury Note                                                  7.75%      12/31/1999                  16,400         16,890
U.S. Treasury Note                                                 7.875%       8/15/2001                   4,000          4,259
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                                     4.62%      10/15/1998 (1)(3)              811            809
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                                    6.475%       5/15/2000 (1)               2,356          2,370
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                                    8.038%       1/15/2000 (1)               2,096          2,134
Bariven, SA Eximbank Guaranteed Export Financing
   (U.S. Government Guaranteed)                                    6.277%       4/15/2001 (1)(2)            4,800          4,831
Eximbank Guaranteed Export Financing
   (U.S. Government Guaranteed)                                     5.73%       1/15/2003 (1)(3)           31,008         30,872
Government Export Trust (U.S. Government Guaranteed)                4.61%        9/1/1998 (1)                 120            120
Government Export Trust (U.S. Government Guaranteed)                6.61%       9/15/1999 (1)               1,900          1,907
Government Export Trust (U.S. Government Guaranteed)                7.75%        1/1/2000 (1)(3)            1,800          1,830
Guaranteed Export Certificates (U.S. Government Guaranteed)        4.743%       9/15/1998 (1)                 900            899
Guaranteed Trade Trust (U.S. Government Guaranteed)                6.104%       7/15/2003 (1)              33,333         33,477
Overseas Private Investment Corp. (U.S. Government Guaranteed)     5.696%        2/1/2005 (1)               6,000          5,918
Overseas Private Investment Corp. (U.S. Government Guaranteed)     5.926%       6/15/2005 (1)              13,000         12,997
Overseas Private Investment Corp. (U.S. Government Guaranteed)     5.735%       1/15/2002 (1)               7,583          7,569
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $887,133)                                                                                                       889,403
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.7%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                         5.64%        8/3/1998                   8,997          8,997
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note E                                 5.65%        8/3/1998                  15,818         15,818
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $24,815)                                                                                                         24,815
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
   (COST $911,948)                                                                                                       914,218
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MARKET
                                                                                                                          VALUE*
                                                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES  (-0.5%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                    $ 16,245
Liabilities                                                                                                              (21,228)
                                                                                                                        ---------
                                                                                                                          (4,983)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------------
Applicable to 89,966,139 outstanding $.001 par value shares of
    beneficial interest (unlimited authorization)                                                                       $909,235
=================================================================================================================================
NET ASSET VALUE PER SHARE                                                                                                 $10.11
=================================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Restricted security representing 0.5% of net assets at July 31, 1998.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1998, the aggregate value of these securities was $33,511,000, representing 3.7% of net assets.

---------------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           AMOUNT             PER
                                                                                                            (000)           SHARE
---------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                         $906,284          $10.07
 Undistributed Net Investment Income                                                                         ----            ----
 Accumulated Net Realized Gains                                                                            681.01             .01
 Unrealized Appreciation--Note D                                                                            2,270             .03
---------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                              $909,235          $10.11
=================================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE         MARKET
                                                                               MATURITY                  AMOUNT         VALUE*
INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO                        COUPON            DATE                   (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (91.4%)
-------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                                              10.375%      11/15/2012 (2)            $155,450       $206,937
U.S. Treasury Bond                                              11.625%      11/15/2004                  12,600         16,581
U.S. Treasury Inflation-Indexed Note                             3.375%       1/15/2007                  10,758         10,405
U.S. Treasury Note                                                6.50%      10/15/2006                 100,300        106,162
U.S. Treasury Note                                               6.625%       5/15/2007                  21,500         23,014
U.S. Treasury Note                                               6.875%       5/15/2006                  31,000         33,485
U.S. Treasury Note                                                7.25%       5/15/2004                  45,849         49,630
U.S. Treasury Note                                                7.25%       8/15/2004                  23,450         25,461
U.S. Treasury Note                                                7.50%       2/15/2005                 160,300        177,000
U.S. Treasury Note                                               7.875%      11/15/2004                 128,200        143,627
Export Funding Trust (U.S. Government Guaranteed)                 8.21%      12/29/2006 (1)               7,954          8,729
Government Export Trust (U.S. Government Guaranteed)              6.00%       3/15/2005 (1)               8,426          8,455
Guaranteed Export Certificates (U.S. Government Guaranteed)       7.46%      12/15/2005 (1)              10,435         11,008
Guaranteed Trade Trust (U.S. Government Guaranteed)               6.69%       1/15/2009 (1)              18,085         18,713
Guaranteed Trade Trust (U.S. Government Guaranteed)               7.39%       6/26/2006 (1)               1,907          1,995
Guaranteed Trade Trust (U.S. Government Guaranteed)               7.80%       8/15/2006 (1)               7,083          7,563
Guaranteed Trade Trust (U.S. Government Guaranteed)               8.17%       1/15/2007 (1)               2,833          3,082
Overseas Private Investment Corp. (U.S. Government Guaranteed)    5.94%       6/20/2006 (1)               4,211          4,207
Overseas Private Investment Corp. (U.S. Government Guaranteed)    6.08%       8/15/2004 (1)              21,150         21,213
Overseas Private Investment Corp. (U.S. Government Guaranteed)   6.726%       9/15/2010 (1)               9,000          9,337
Overseas Private Investment Corp. (U.S. Government Guaranteed)    6.75%      12/15/2008 (1)              14,000         14,483
Private Export Funding Corp. (U.S. Government Guaranteed)         5.87%       7/31/2008                  49,800         49,685
Private Export Funding Corp. (U.S. Government Guaranteed)         6.49%       7/15/2007                   5,500          5,718
Private Export Funding Corp. (U.S. Government Guaranteed)         7.11%       4/15/2007                  13,235         14,336
-------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $941,148)                                                                                                     970,826
-------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (15.4%)
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                       5.64%        8/3/1998                  76,302         76,302
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note E                               5.65%        8/3/1998                  87,599         87,599
-------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $163,901)                                                                                                     163,901
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.8%)
   (COST $1,105,049)                                                                                                 1,134,727
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.8%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                    31,950
Security Lending Collateral Payable to Brokers--Note E                                                                 (87,599)
Other Liabilities                                                                                                      (16,425)
                                                                                                                   ------------
                                                                                                                       (72,074)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------------
Applicable to 100,813,001 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                        $1,062,653
===============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                               $10.54
===============================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Securities with a value of $1,331,000 have been segregated as initial margin for open futures contracts.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                         AMOUNT            PER
                                                                                                          (000)          SHARE
-------------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                     $1,041,232         $10.33
 Undistributed Net Investment Income                                                                         --             --
 Accumulated Net Realized Losses                                                                         (8,211)          (.08)
 Unrealized Appreciation (Depreciation)--Note D
   Investment Securities                                                                                 29,678            .29
   Futures Contracts                                                                                        (46)            --
-------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                          $1,062,653         $10.54
===============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE         MARKET
                                                                               MATURITY                  AMOUNT         VALUE*
LONG-TERM U.S. TREASURY PORTFOLIO                                COUPON            DATE                   (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (94.6%)
-------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                                                 6.00%      2/15/2026                 $ 1,875       $  1,928
U.S. Treasury Bond                                                6.375%      8/15/2027                   4,665          5,064
U.S. Treasury Bond                                                 6.50%     11/15/2026                   7,465          8,192
U.S. Treasury Bond                                                6.625%      2/15/2027                  21,600         24,124
U.S. Treasury Bond                                                 6.75%      8/15/2026                   5,910          6,685
U.S. Treasury Bond                                                6.875%      8/15/2025                   2,350          2,690
U.S. Treasury Bond                                                7.125%      2/15/2023                  22,545         26,367
U.S. Treasury Bond                                                7.875%      2/15/2021                  59,854         75,116
U.S. Treasury Bond                                                8.125%      8/15/2019                  34,208         43,733
U.S. Treasury Bond                                                8.875%      8/15/2017                  50,470         68,159
U.S. Treasury Bond                                                8.875%      2/15/2019                  43,353         59,128
U.S. Treasury Bond                                                9.875%     11/15/2015                  12,350         17,828
U.S. Treasury Bond                                               10.375%     11/15/2012 (1)              16,565         22,051
U.S. Treasury Inflation-Indexed Note                              3.625%      4/15/2028                   3,890          3,840
U.S. Treasury Note                                                6.125%      8/15/2007                   1,000          1,037
-------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $334,719)                                                                                                     365,942
-------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.1%)
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                        5.64%       8/3/1998                  11,914         11,914
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note E                                5.65%       8/3/1998                  23,500         23,500
-------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $35,414)                                                                                                       35,414
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.7%)
   (COST $370,133)                                                                                                     401,356
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.7%)
Other Assets--Note B                                                                                                    10,549
Security Lending Collateral Payable to Brokers--Note E                                                                 (23,500)
Other Liabilities                                                                                                       (1,398)
                                                                                                                     ----------
                                                                                                                       (14,349)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------------
Applicable to 34,638,527 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                          $387,007
===============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                               $11.17
===============================================================================================================================

*See Note A in Notes to Financial Statements.

(1) Securities with a value of $1,331,000 have been segregated as initial margin for open futures contracts.

-------------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                         AMOUNT            PER
                                                                                                           (000)          SHARE
-------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                       $356,828         $10.30
 Undistributed Net Investment Income                                                                         --             --
 Accumulated Net Realized Losses                                                                         (1,030)          (.03)
 Unrealized Appreciation (Depreciation)--Note D
   Investment Securities                                                                                 31,223            .90
   Futures Contracts                                                                                        (14)            --
-------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                            $387,007         $11.17
===============================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each portfolio during the reporting period, and details the operating expenses charged to the portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a portfolio invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------------------------------------------------
                                               U.S. TREASURY           SHORT-TERM         INTERMEDIATE-TERM           LONG-TERM
                                                MONEY MARKET        U.S. TREASURY             U.S. TREASURY       U.S. TREASURY
                                                   PORTFOLIO            PORTFOLIO                 PORTFOLIO           PORTFOLIO
                                               --------------------------------------------------------------------------------
                                                                         SIX MONTHS ENDED JULY 31, 1998
                                               --------------------------------------------------------------------------------
                                                       (000)                (000)                     (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Interest                                      $108,379              $23,415                   $29,891             $10,969
                                               --------------------------------------------------------------------------------
          Total Income                              108,379               23,415                    29,891              10,969
                                               --------------------------------------------------------------------------------
EXPENSES
     The Vanguard Group--Note B
          Investment Advisory Services                  272                   55                        64                  23
          Management and Administrative               1,951                  389                       470                 175
          Marketing and Distribution                    676                  134                       148                  46
     Custodian Fees                                       7                    6                         7                   7
     Taxes (other than income taxes)                    122                   25                        29                  11
     Auditing Fees                                        5                    3                         3                   3
     Shareholders' Reports                               12                    3                         4                   2
     Annual Meeting and Proxy Costs                       1                   --                        --                  --
     Trustees' Fees and Expenses                          3                    1                         1                  --
                                               --------------------------------------------------------------------------------
          Total Expenses                              3,049                  616                       726                 267
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                               105,330               22,799                    29,165              10,702
-------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
     Investment Securities Sold                          88                  702                     3,444                (104)
     Futures Contracts                                   --                   --                       125                  26
-------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                 88                  702                     3,569                 (78)
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION)
     Investment Securities                               --               (3,762)                   (7,805)              2,601
     Futures Contracts                                   --                   --                       (46)                (14)
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION)                                      --               (3,762)                   (7,851)              2,587
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                               $105,418              $19,739                   $24,883             $13,211
===============================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------------------------------
                                                             U.S. TREASURY                                 SHORT-TERM
                                                        MONEY MARKET PORTFOLIO                       U.S. TREASURY PORTFOLIO
                                                 ------------------------------------         -----------------------------------
                                                    SIX MONTHS                   YEAR            SIX MONTHS                  YEAR
                                                         ENDED                  ENDED                 ENDED                 ENDED
                                                 JUL. 31, 1998          JAN. 31, 1998         JUL. 31, 1998         JAN. 31, 1998
                                                         (000)                  (000)                 (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                        $   105,330            $   188,001             $  22,799             $  39,594
     Realized Net Gain (Loss)                              88                    475                   702                 3,514
     Change in Unrealized Appreciation
          (Depreciation)                                   --                     --                (3,762)                4,739
                                                 --------------------------------------------------------------------------------
          Net Increase in Net Assets
               Resulting from Operations          $   105,418                188,476                19,739                47,847
                                                 --------------------------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                           (105,330)              (188,001)              (22,799)              (39,594)
     Realized Capital Gain                                 --                     --                  (479)                   --
                                                 --------------------------------------------------------------------------------
          Total Distributions                        (105,330)              (188,001)              (23,278)              (39,594)
                                                 --------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                         2,178,874              4,121,503               323,940               520,096
     Issued in Lieu of Cash Distributions              97,300                177,963                18,113                30,788
     Redeemed                                      (1,898,858)            (3,666,153)             (210,239)             (331,392)
                                                 --------------------------------------------------------------------------------
          Net Increase from Capital
               Share Transactions                     377,316                633,313               131,814               219,492
---------------------------------------------------------------------------------------------------------------------------------
     Total Increase                                   377,404                633,788               128,275               227,745
NET ASSETS
     Beginning of Period                            3,880,402              3,246,614               780,960               553,215
                                                 --------------------------------------------------------------------------------
     End of Period                                $ 4,257,806            $ 3,880,402             $ 909,235             $ 780,960
=================================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                         2,178,874              4,121,503                32,055                51,766
     Issued in Lieu of Cash Distributions              97,300                177,963                 1,793                 3,063
     Redeemed                                      (1,898,858)            (3,666,153)              (20,814)              (32,998)
                                                 --------------------------------------------------------------------------------
          Net Increase in Shares Outstanding          377,316                633,313                13,034                21,831
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                          INTERMEDIATE-TERM                                LONG-TERM
                                                       U.S. TREASURY PORTFOLIO                      U.S. TREASURY PORTFOLIO
                                                 ------------------------------------         -----------------------------------
                                                    SIX MONTHS                   YEAR            SIX MONTHS                  YEAR
                                                         ENDED                  ENDED                 ENDED                 ENDED
                                                 JUL. 31, 1998          JAN. 31, 1998         JUL. 31, 1998         JAN. 31, 1998
                                                         (000)                  (000)                 (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                         $   29,165              $  45,988              $ 10,702             $  15,440
     Realized Net Gain (Loss)                           3,569                 (1,988)                  (78)                  588
     Change in Unrealized Appreciation
          (Depreciation)                               (7,851)                34,386                 2,587                24,665
                                                 --------------------------------------------------------------------------------
          Net Increase in Net Assets
               Resulting from Operations               24,883                 78,386                13,211                40,693
                                                 --------------------------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                            (29,165)               (45,988)              (10,702)              (15,440)
     Realized Capital Gain                                 --                     --                  (189)                   --
                                                 --------------------------------------------------------------------------------
          Total Distributions                         (29,165)               (45,988)              (10,891)              (15,440)
                                                 --------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
     Issued                                           263,184                476,383               136,116               210,148
     Issued in Lieu of Cash Distributions              22,623                 33,777                 7,869                10,722
     Redeemed                                        (124,281)              (295,690)              (86,392)             (110,989)
                                                 --------------------------------------------------------------------------------
          Net Increase from Capital
               Share Transactions                     161,526                214,470                57,593               109,881
---------------------------------------------------------------------------------------------------------------------------------
     Total Increase                                   157,244                246,868                59,913               135,134
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                              905,409                658,541               327,094               191,960
                                                 --------------------------------------------------------------------------------
     End of Period                                 $1,062,653              $ 905,409              $387,007             $ 327,094
=================================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                            25,031                 46,385                12,314                19,985
     Issued in Lieu of Cash Distributions               2,152                  3,286                   711                 1,026
     Redeemed                                         (11,819)               (28,954)               (7,803)              (10,537)
                                                 --------------------------------------------------------------------------------
          Net Increase in Shares Outstanding           15,364                 20,717                 5,222                10,474
=================================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the portfolio's total return; how much it costs to operate the portfolio; and the extent to which the portfolio tends to distribute capital gains.

           The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

------------------------------------------------------------------------------------------------------------------------------
                                                                                     U.S. TREASURY MONEY MARKET PORTFOLIO
                                                                                            YEAR ENDED JANUARY 31,
                                                                       -------------------------------------------------------
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED
THROUGHOUT EACH PERIOD                             JULY 31, 1998       1998         1997        1996        1995         1994
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $1.00      $1.00        $1.00       $1.00       $1.00        $1.00
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                  .026       .052         .051        .055        .041         .029
     Net Realized and Unrealized Gain (Loss)
          on Investments                                      --         --           --          --          --           --
                                                        ----------------------------------------------------------------------
          Total from Investment Operations                  .026       .052         .051        .055        .041         .029
                                                        ----------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                  (.026)     (.052)       (.051)      (.055)      (.041)       (.029)
     Distributions from Realized Capital Gains                --         --           --          --           --          --
                                                        ----------------------------------------------------------------------
          Total Distributions                              (.026)     (.052)       (.051)      (.055)      (.041)       (.029)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $1.00      $1.00        $1.00       $1.00       $1.00        $1.00
==============================================================================================================================

TOTAL RETURN                                               2.60%      5.31%        5.24%       5.66%       4.19%        2.99%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                 $4,258     $3,880       $3,247      $1,778      $1,371         $860
     Ratio of Total Expenses to
          Average Net Assets                              0.15%*      0.15%        0.15%       0.15%       0.15%        0.15%
     Ratio of Net Investment Income to
          Average Net Assets                              5.18%*      5.20%        5.12%       5.50%       4.21%        3.06%
------------------------------------------------------------------------------------------------------------------------------

*Annualized.

------------------------------------------------------------------------------------------------------------------------------
                                                                                 SHORT-TERM U.S. TREASURY PORTFOLIO
                                                                                        YEAR ENDED JANUARY 31,
                                                                       -------------------------------------------------------
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED
THROUGHOUT EACH PERIOD                             JULY 31, 1998       1998         1997        1996        1995         1994
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.15     $10.04       $10.23     $  9.77      $10.26       $10.17
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                  .278       .592         .587        .626        .518         .448
     Net Realized and Unrealized Gain (Loss)
          on Investments                                   (.034)      .110        (.190)       .460       (.468)        .101
                                                      ------------------------------------------------------------------------
          Total from Investment Operations                  .244       .702         .397       1.086        .050         .549
                                                      ------------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                  (.278)     (.592)       (.587)      (.626)      (.518)       (.448)
     Distributions from Realized Capital Gains             (.006)        --           --          --       (.022)       (.011)
                                                      ------------------------------------------------------------------------
          Total Distributions                              (.284)     (.592)       (.587)      (.626)      (.540)       (.459)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $10.11     $10.15       $10.04      $10.23      $ 9.77       $10.26
==============================================================================================================================

TOTAL RETURN                                               2.44%      7.21%        4.05%      11.41%       0.57%        5.50%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                   $909       $781         $553        $426        $333         $252
     Ratio of Total Expenses to
          Average Net Assets                              0.15%*      0.15%        0.15%       0.15%       0.15%        0.15%
     Ratio of Net Investment Income to
          Average Net Assets                              5.55%*      5.89%        5.85%       6.22%       5.30%        4.38%
     Portfolio Turnover Rate                               129%*        81%          80%         95%        129%          90%
------------------------------------------------------------------------------------------------------------------------------

*Annualized.

------------------------------------------------------------------------------------------------------------------------------
                                                                                INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO
                                                                                          YEAR ENDED JANUARY 31,
                                                                     ---------------------------------------------------------
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED
THROUGHOUT EACH PERIOD                             JULY 31, 1998       1998         1997        1996        1995         1994
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.60     $10.17       $10.70     $  9.58      $10.58       $10.29
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                  .314       .645         .648        .665        .598         .578
     Net Realized and Unrealized Gain (Loss)
          on Investments                                   (.060)      .430        (.530)      1.120       (.995)        .418
                                                      ------------------------------------------------------------------------
          Total from Investment Operations                  .254      1.075         .118       1.785       (.397)        .996
                                                      ------------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                  (.314)     (.645)       (.648)      (.665)      (.598)       (.578)
     Distributions from Realized Capital Gains                --         --           --          --       (.005)       (.128)
                                                      ------------------------------------------------------------------------
          Total Distributions                             (.314)      (.645)       (.648)      (.665)      (.603)       (.706)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $10.54     $10.60       $10.17      $10.70      $ 9.58       $10.58
==============================================================================================================================

TOTAL RETURN                                               2.44%     10.98%        1.30%      19.16%      -3.67%        9.89%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                 $1,063       $905         $659        $585        $357         $332
     Ratio of Total Expenses to
          Average Net Assets                              0.15%*      0.15%        0.15%       0.15%       0.15%        0.15%
     Ratio of Net Investment Income to
          Average Net Assets                              6.02%*      6.28%        6.37%       6.49%       6.15%        5.46%
     Portfolio Turnover Rate                                55%*        34%          52%         64%        134%         102%
------------------------------------------------------------------------------------------------------------------------------

*Annualized.

---------------------------------------------------------------------


FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED
THROUGHOUT EACH PERIOD                             JULY 31, 1998
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.12
---------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                  .330
     Net Realized and Unrealized Gain (Loss)
          on Investments                                    .056
                                                        -------------
          Total from Investment Operations                  .386
                                                        -------------
DISTRIBUTIONS
     Dividends from Net Investment Income                  (.330)
     Distributions from Realized Capital Gains             (.006)
                                                        -------------
          Total Distributions                              (.336)
=====================================================================
NET ASSET VALUE, END OF PERIOD                            $11.17
=====================================================================

TOTAL RETURN                                               3.54%
=====================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                   $387
     Ratio of Total Expenses to
          Average Net Assets                              0.15%*
     Ratio of Net Investment Income to
          Average Net Assets                              6.01%*
     Portfolio Turnover Rate                                13%*
---------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                      LONG-TERM U.S. TREASURY PORTFOLIO
                                                                          YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                             ---------------------------------------------------------------------
THROUGHOUT EACH PERIOD                                1998           1997            1996            1995           1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $10.13         $11.06         $  9.40         $ 10.90         $10.30
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                            .669           .681            .691            .670           .709
     Net Realized and Unrealized Gain (Loss)
          on Investments                              .990          (.900)          1.749          (1.405)          .881
                                               --------------------------------------------------------------------------
          Total from Investment Operations           1.659          (.219)          2.440           (.735)         1.590
                                               --------------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income            (.669)         (.681)          (.691)          (.670)         (.709)
     Distributions from Realized Capital Gains          --          (.030)          (.089)          (.095)         (.281)
                                               --------------------------------------------------------------------------
          Total Distributions                        (.669)         (.711)          (.780)          (.765)         (.990)
=========================================================================================================================
NET ASSET VALUE, END OF PERIOD                      $11.12         $10.13          $11.06         $  9.40         $10.90
=========================================================================================================================

TOTAL RETURN                                        17.05%         -1.75%          26.74%          -6.60%         15.90%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)             $327           $192            $186            $136            $99
     Ratio of Total Expenses to
          Average Net Assets                         0.15%          0.15%           0.15%           0.15%          0.15%
     Ratio of Net Investment Income to
          Average Net Assets                         6.41%          6.72%           6.66%           7.06%          6.58%
     Portfolio Turnover Rate                           13%            42%            125%             44%            51%
-------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Admiral Funds is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund, and comprises the U.S. Treasury Money Market, Short-Term U.S. Treasury, Intermediate-Term U.S. Treasury, and Long-Term U.S. Treasury Portfolios.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

           1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Other portfolios:
Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

           2. FEDERAL INCOME TAXES: Each portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

           3. REPURCHASE AGREEMENTS: The Short-Term U.S. Treasury, Intermediate-Term U.S. Treasury, and Long-Term U.S. Treasury Portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

           4. FUTURES CONTRACTS: Each portfolio, except the U.S. Treasury Money Market Portfolio, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, and minimizing transaction costs. The portfolios may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The portfolios may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolios and the prices of futures contracts, and the possibility of an illiquid market.

           Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

           5. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

           6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. At July 31, 1998, the fund had contributed capital aggregating $1,232,000 to Vanguard (included in Other Assets), representing 1.8% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

C. During the six months ended July 31, 1998, purchases and sales of U.S. government securities other than temporary cash investments were:

------------------------------------------------------------------------------
                                                         (000)
                                        --------------------------------------
PORTFOLIO                                 PURCHASES                    SALES
------------------------------------------------------------------------------
Short-Term U.S. Treasury                   $655,516                   $525,563
Intermediate-Term U.S. Treasury             353,519                    257,799
Long-Term U.S. Treasury                      83,548                     22,406
------------------------------------------------------------------------------

           Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. At January 31, 1998, the Intermediate-Term U.S. Treasury Portfolio had available a capital loss carryforward of $9,329,000 to offset future net capital gains through January 31, 2003.

D. At July 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

---------------------------------------------------------------------------------------------------------------
                                                                             (000)
                                               ----------------------------------------------------------------
                                                                                                        NET
                                               APPRECIATED                DEPRECIATED               UNREALIZED
PORTFOLIO                                      SECURITIES                 SECURITIES               APPRECIATION
---------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury                       $  2,616                     $(346)                  $  2,270
Intermediate-Term U.S. Treasury                  29,857                      (179)                    29,678
Long-Term U.S. Treasury                          31,241                       (18)                    31,223
---------------------------------------------------------------------------------------------------------------

           At July 31, 1998, the aggregate settlement value of open futures contracts expiring in September 1998 and the related unrealized depreciation were:

---------------------------------------------------------------------------------------------------------------
                                                                                         (000)
                                                                      -----------------------------------------
                                               NUMBER OF
                                             LONG (SHORT)                 AGGREGATE                 UNREALIZED
PORTFOLIO/FUTURES CONTRACTS                    CONTRACTS              SETTLEMENT VALUE             DEPRECIATION
---------------------------------------------------------------------------------------------------------------
Intermediate-Term U.S. Treasury/
  U.S. Treasury Bond                             386                      $47,321                    $ (46)
Long-Term U.S. Treasury/
  U.S. Treasury Bond                             (50)                       6,130                       (4)
  U.S. Treasury Note                              94                       10,675                      (10)
---------------------------------------------------------------------------------------------------------------

E. The market values of securities on loan to brokers/dealers at July 31, 1998, and collateral received with respect to such loans, were:

-----------------------------------------------------------------------------------------------------------------
                                                                             (000)
                                              -------------------------------------------------------------------
                                                                                     COLLATERAL RECEIVED
                                                                           --------------------------------------
                                              MARKET VALUE                                         MARKET VALUE
                                                OF LOANED                                        OF U.S. TREASURY
PORTFOLIO                                      SECURITIES                    CASH                   SECURITIES
-----------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury                        $84,672                    $15,818                    $71,700
Intermediate-Term U.S. Treasury                  85,827                     87,599                         --
Long-Term U.S. Treasury                          27,752                     23,500                      4,900
-----------------------------------------------------------------------------------------------------------------

           Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "STANDARD & POOR'S(R)," "S&P 500(R)," "STANDARD & POOR'S 500," AND "500" ARE
     TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. FRANK RUSSELL COMPANY IS
         THE OWNER OF TRADEMARKS AND COPYRIGHTS RELATING TO THE RUSSELL
           INDEXES. "WILSHIRE 4500" AND "WILSHIRE 5000" ARE TRADEMARKS
                             OF WILSHIRE ASSOCIATES.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Mid Capitalization Stock
     Portfolio
   Small Capitalization Growth
     Stock Portfolio
   Small Capitalization Stock
     Portfolio
   Small Capitalization Value
     Stock Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II


MONEY MARKET FUNDS
Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio


BOND FUNDS
Admiral Funds
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term U.S. Treasury
     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
   Conservative Growth
     Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

Q282-7/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482


FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.